UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 29, 2019

Dear Stockholder of Paramount Gold Nevada Corp.:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders of Paramount Gold Nevada Corp., to be held at the Paramount Gold Nevada Corp. Oregon Office, 220 Morton Street East, Vale, Oregon, 97918 on December 11, 2019 at 11:00 AM Local time.

At the meeting, we will update you on the progress we are making at our projects, the Sleeper Gold Project and the Grassy Mountain Gold Project, and our outlook for the business in 2020.  Following that discussion and after addressing any questions you may have, we will cover the business matters outlined in the accompanying Notice of Annual Meeting and Proxy Statement.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2019 Annual Report to Stockholders and our Proxy Statement at www.paramountnevada.com/PZGProxy.pdf. On October 29, 2019, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail or in person at the Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors, approval to make payments using Paramount’s common shares of common stock for interest owing on outstanding convertible notes in lieu of cash and the ratification of the appointment of MNP LLP as Paramount Gold Nevada Corp’s independent registered public accounting firm for the year ending June 30, 2020.

The Board of Directors of Paramount Gold Nevada Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Paramount Gold Nevada Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors the officers and employees of Paramount Gold Nevada Corp., I would like to take this opportunity to thank our stockholders for the confidence you place in us through your investment. We look forward to seeing you at the meeting.

Sincerely,

/s/ Glen Van Treek
Glen Van Treek President, CEO and Director

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. (the “Company”) will be held at the Paramount Gold Nevada Corp. office at 220 Morton Street East, Vale, Oregon, 97918, at 11:00 a.m., local time, on Wednesday, December 11, 2019 for the following purposes:

1.	To elect as directors the seven nominees named in the Proxy Statement to serve for the ensuing year and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.	To approve the payment of interest payable on outstanding convertible notes in common stock in accordance with Section 713(a) of the NYSE American Company Guide; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of all seven nominees to serve as directors of the Company, (ii) FOR the ratification of the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020, and (iii) FOR the Company to have the ability, at its discretion, the option to pay interest on outstanding convertible notes in common stock in accordance with Section 713(a) of the NYSE American Company Guide.

The Company is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish proxy materials over the internet to our stockholders.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The Board of Directors has fixed the close of business on Tuesday, October 15, 2019 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on October 15, 2019 will be available for inspection by any of our stockholders for any purpose relevant to the Annual Meeting during normal business hours at our principal offices, 665 Anderson Street, Winnemucca, Nevada, 89445, beginning on the mail date, October 29, 2019 and at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares in person at the Annual Meeting, even though they have sent in proxies.

By order of the Board of Directors,

/s/ Glen Van Treek
Glen Van Treek President, CEO and Director

October 29, 2019

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 11, 2019

ABOUT THE MEETING

This proxy statement for Paramount Gold Nevada Corp. (“Paramount” or the “Company”) is furnished in connection with the solicitation by our Board of Directors of proxies of stockholders for shares to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s office at 220 Morton Street East, Vale, Oregon, 97918, at 11:00 a.m., local time, on Wednesday, December 11, 2019, and any and all adjournments or postponements thereof.  This proxy statement and the accompanying proxy are first being made available to our stockholders on or about October 29, 2019.

Important Notice Regarding the Internet Availability of Proxy Material – Our Proxy Statement and Annual Report to Stockholders are available at www.paramountnevada.com/PZGProxy.pdf.

What is the date, time and place of the Annual Meeting?

Paramount’s 2019 Annual Stockholders Meeting will be held on Wednesday, December 11, 2019, beginning at 11:00 a.m., local time, at the Company’s office at 220 Morton Street East, Vale, Oregon, 97918.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, consisting of (1) election of directors; (2) ratification of the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; (3) approval of the Company to have the ability to pay interest on outstanding convertible notes in common stock in accordance with Section 713(a) of the NYSE American Company Guide and (4) any other matters that properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on October 15, 2019, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the Annual Meeting. As of the Record Date, there were 27,616,745 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available at our headquarters at 665 Anderson Street, Winnemucca, Nevada, 89445, as of the mail date, October 29, 2019 through to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

Why am I receiving these materials?

You are receiving these materials because, as of October 15, 2019, the Record Date for the Annual Meeting, you owned shares of Paramount common stock.  Paramount has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the annual meeting of stockholders to be held on Wednesday, December 11, 2019 at 11:00 a.m. local time.  These proxy materials give you information to determine how to vote in connection with the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•	The election to the Board of the seven nominees named in this proxy statement (Proposal No. 1);
•	Ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal No. 2); and
•	To approve the payment of interest payable on outstanding convertible notes in common stock in accordance with Section 713(a) of the NYSE American Company Guide (Proposal No. 3).

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);
•	“FOR” ratification of the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2020 (Proposal No. 2); and
•	“FOR” the approval to pay interest payable on outstanding convertible notes in common stock in accordance with Section 713(a) of the NYSE American Company Guide (Proposal No. 3).

Where is Paramount’s head office? And what is Paramount’s main telephone number?

Our head office is located at 665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (775) 625-3600.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy material instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (“Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to expedite the stockholders’ receipt of proxy material, help lower the cost of the Annual Meeting and reduce the environmental impact of its annual meetings.

However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice.

How can I get electronic access to the proxy material?

The Notice will provide you with instructions regarding how to access the proxy materials on the Internet for the Annual Meeting.  Also, the Notice will indicate how to instruct Paramount to send future proxy materials to you by email.  Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Annual Report on Form 10-K accompanies the proxy materials but is not considered part of the proxy soliciting materials.

You can also access proxy materials on the Company’s website at www.paramountnevada.com/pzgproxy.pdf

Who is entitled to vote at the Annual Meeting?

For each matter, stockholders have one vote for each share of Company common stock held by such stockholder as of the Record Date (defined in the next sentence). Only stockholders of record as of the close of business on October 15, 2019 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Meeting.  As of the Record Date, there were 27,616,745 shares of Paramount’s common stock issued and outstanding.

How do I vote my shares if I am a shareholder of record?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the ballot.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•

In person.  If you are a beneficial owner of stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.
•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter, and abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the Annual Meeting; or
•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All stock represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholders instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding stock for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and with respect to any other matters properly presented for a vote at the Annual Meeting as the proxy holders may determine in their discretion.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•

You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Annual Meeting, that you are revoking your proxy.

•	You may vote in person at the Annual Meeting.

What happens if I do not vote?

The presence, in person or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote.  They are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Annual Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

Who bears the cost of soliciting proxies?

Paramount may require the use of a proxy solicitation firm. Paramount would bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates, that if required, that the costs associated with solicitations of the proxies requested by this proxy statement would be approximately $15,000 plus out-of-pocket expenses.

In addition to soliciting proxies by mail, certain members of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2019 Annual Report on Form 10-K with the SEC on September 16, 2019.  That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Corporate Communications, Paramount Gold Nevada Corp. 665 Anderson Street, Winnemucca, Nevada, 89445, USA.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended June 30, 2019, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis with exception of John Carden, who purchased 9,821 shares of common stock on October 10, 2018 at $1.16 per share.

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our common stock;
•	Each of our current directors;
•	Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•	All directors and executive officers as a group.

All information is as of the Record Date, except as noted otherwise.

Name of Beneficial Ownership (1)	Amount and Nature of Beneficial Ownership	Percent of Class
FCMI Parent Co.	5,166,310 (2)(3)(4)	18.58%
Seabridge Gold Inc.	2,413,563 (5)(6)	8.69%
Carlo Buffone	325,250 (7)	1.17%
Glen Van Treek	310,501 (8)	1.11%
John W. Seaberg	150,000 (9)	*
Rudi Fronk	199,000 (10)	*
Eliseo Gonzalez-Urien	58,000 (11)	*
Christopher Reynolds	81,500 (12)	*
John Carden	63,000 (13)	*
Pierre Pelletier	16,666 (14)	*
All directors and executive officers as a group (9 persons)	(7)-(14)	4.19%

*	Denotes ownership which is less than one percent (1%) of the outstanding shares on October 15, 2019 of 27,616,745.
(1)

In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each stockholder is based on 27,616,745 shares of Common  Stock outstanding as of October 15, 2019, plus any securities held by such stockholder exercisable for or convertible into Common Shares within 60 days after the date of this Proxy Statement.

(2)	Based on the information set forth on Form 4 filed with the SEC on January 28, 2019 by FCMI Parent Co. (“FCMI”). The address of FCMI is, 181 Bay Street, Suite 250, Toronto, Ontario, Canada M3J 2T2.
(3)

FCMI exercises control and direction over 4,976,310 Common Shares (representing 18.02% of the outstanding Common Shares as of October 15, 2019 on an undiluted basis) and 190,000 Common Stock purchase warrants.  If the 190,000 warrants are exercised, FCMI exercises control and direction over 18.58% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation).

(4)	FCMI Financial Corp is a wholly owned subsidiary of FCMI.
(5)

As reported to Paramount by Seabridge Gold Inc. (“Seabridge Gold”), Seabridge ownership consists of: (i) 2,253,563 shares held; and (ii) 160,000 common stock purchase warrants. The address of Seabridge Gold is 106 Front St. East, Toronto, Ontario, Canada, M5A 1E1.

(6)

Seabridge Gold exercises control and direction over 2,253,363 Common Shares (representing 8.16% of the outstanding Common Shares as of October 15, 2019 on an undiluted basis) and 160,000 Common Stock purchase warrants.  If the 160,000 warrants are exercised, Seabridge Gold exercises control and direction over 8.69% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation).

(7)	Consists of: (i) 50,250 shares held; (ii) 275,000 options which have vested and are exercisable as of September 30, 2019.
(8)	Consists of: (i) 35,501 shares held; and (ii) 275,000 options which have vested and are exercisable as of September 30, 2019.
(9)	Consists of 150,000 options which have vested and are exercisable as of September 30, 2019.
(10)	Consists of 199,000 shares held.
(11)	Consists of: (i) 8,000 shares held; and (ii) 50,000 options which have vested and are exercisable as of September 30, 2019.
(12)	Consists of: (i) 31,500 shares held; and (ii) 50,000 options which have vested and are exercisable as of September 30, 2019.
(13)	Consists of: (i) 13,000 shares held; and (ii) 50,000 options which have vested and are exercisable as of September 30, 2019.
(14)	Consists of 16,666 options which have vested and are exercisable as of September 30, 2019.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, seven directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated Rudi Fronk, Glen Van Treek, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier and John W. Seaberg. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age (1)	Position
Rudi Fronk	60	Chairman
Glen Van Treek	54	President, CEO and Director
Christopher Reynolds	55	Director
Eliseo Gonzalez-Urien	78	Director
John Carden	71	Director
Pierre Pelletier	50	Director
John W. Seaberg	52	Director

(1)	As of October 29, 2019

Set forth below is certain information with respect to each director nominee:

Rudi Fronk

Mr. Fronk, a graduate of Columbia University from which he holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics, has over 30 years of experience in the gold sector primarily as a senior officer and director of publically traded gold exploration/development companies.

Mr. Fronk was appointed to Paramount’s Board of Directors in January 2017 and on October 11, 2019 was appointed by the Board of Directors as Chairman.  In 1999, Mr. Fronk co-founded Seabridge Gold Inc. (“Seabridge Gold”), a US$750 million market cap company with proven and probable gold reserves exceeding 45 million ounces and one of the world’s largest resource bases of gold and copper. He currently serves as Chairman and as the Seabridge Gold’s CEO, a position he has held since its inception. In addition to his extensive experience with Seabridge Gold, Mr. Fronk has held senior management positions with Greenstone Resources, Columbia Resources, Behre Dolbear & Company, Riverside Associates, Phibro-Salomon, Amax and DRX.

Glen Van Treek

Mr. Van Treek is the President, Chief Executive Officer and has been a director of Paramount since February 2015. He was formerly the Chief Operating Officer and V.P. Exploration of Paramount Gold and Silver Corp and served in this role from January 2011 through the April 2015 merger with Coeur Mining, Inc. He has over 25 years of progressive global experience in all stages of mineral exploration. Prior to joining Paramount, for ten years he held various senior positions at Teck Resources Ltd. and most recently he managed the production geology, resource modeling and exploration programs at Teck’s Quebrada Blanca mine in Chile. Prior to his experience at Teck, Mr. Van Treek held positions with Placer Dome and other junior exploration companies. He is a graduate geologist from the University of Chile.

Christopher Reynolds

Mr. Reynolds has over 25 years of mineral industry and public accounting experience and has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from December 2009 through April 2015 when the merger with Coeur Mining, Inc. was completed. Since May 2011, he has been the Vice President Finance and Chief Financial Officer of Seabridge Gold Inc., a TSX and NYSE American listed corporation. From October 2007 to April 2011, he served as Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and, prior to that, he served as Senior Vice President, CFO and Secretary of Southern Era Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet

Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds also served as a director of Arizona Star Resource Corp. Mr. Reynolds is a CPA, CGA and received a B.A. (Economics) from McGill University.

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from March 2009 through the merger with Coeur Mining, Inc. in April 2015. He also serves as a member of the board of directors of Seabridge Gold since January 2006 and as a consulting geologist for Seabridge Gold since March 2003.He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

John Carden, Ph.D.

Dr. Carden has more than 35 years in experience in exploration management, teaching and research and has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from September 2006 through the completion of the merger with Coeur Mining, Inc. in April 2015. Since 2001 he has been a geologic consultant and a director of a number of junior resource companies each which were TSX Venture Exchange listed companies. Dr. Carden worked as a senior exploration geologist for Exxon Minerals, Atlas Precious Metals, Tenneco, and Echo Bay Mines and later was Director of U.S. Exploration from 1992 until 1998 for Echo Bay Mines. From 2010 to the present, Dr. Carden has acted as a geologic consultant to Otis Gold Corp. He is a Licensed Professional Geologist in the State of Washington. Dr. Carden received his B.Sc. and M.Sc. in geology From Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

Pierre Pelletier

Mr. Pelletier is an environmental engineer, with a Masters of Business Administration from Queens University and is a qualified person under National Instrument 43-101, and has been a director of Paramount since September 2016. He has over 20 years of extensive international experience spanning the operational, technical and financial aspects of the environmental consulting industry managing complex environmental and social impact projects. From 2012 through to the end of 2016, he served as managing director of Environmental Resources Management Canada Ltd., a leading global provider of environmental, health, safety, risk, and social consulting services with an emphasis on the mining and oil and gas sectors. Prior to that, from 1998 through 2009, Mr. Pelletier served as a Project Manager for Rescan Environmental Services Ltd. (“Rescan”), managing project and technical development. In 2010, he became President and Chief Operating Officer for Rescan and remained in this role through 2012.

John W. Seaberg

Mr. Seaberg has over 20 years of experience in the mining industry spanning a wide array of positions with a focus on strategic relationships.  Mr. Seaberg completed a Bachelor of Science and Business Administration at Colorado State University, which he followed up with a Master of Business Administration from the University of Denver.

Mr. Seaberg was appointed to the Board in June 2018 and served as the Board’s Executive Chairman until October 8, 2019.  In 2019, Mr. Seaberg joined Calibre Mining as its Senior Vice President and Chief Financial Officer. From 2015-2018, Mr. Seaberg acted as Senior Vice President, Strategic Relations for Klondex Mines and was responsible for executing the company’s global Investor Relations Strategy. In his 10 years with Newmont Mining from 2003-2013, the world’s second largest gold producer, Mr. Seaberg served several roles including Vice President of  Investor Relations and Director of Corporate Development. Prior to his tenure with Newmont, Mr. Seaberg spent 6 years with Apex Silver Mines Corporation, a silver producer, serving as controller and treasurer.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2020 and is submitting this selection for ratification by our stockholders at the Annual Meeting. In the event that our stockholders do not ratify the selection of MNP LLP, the Board will consider making a change of its auditors for the fiscal year ending June 30, 2021.

Fees Paid to Auditors

The following table set forth the fees accrued or paid to the Company’s independent registered public accounting firm for the year ended June 30, 2019 and 2018.

	2019	2018
Audit Fees (1)	$32,548.29	$45,899
Audit-Related Fees (2)	-	-
Tax Fees (3)	$4,856.53	$19,257
All Other Fees		-
Total	$37,404.82	$65,156

(1)

Audit fees relate to professional services rendered in connection with the audit of the Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)

Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”

(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by MNP LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegates) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

In order to become effective, the proposal to ratify the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2020 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MNP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL No. 2.

PROPOSAL No. 3: APPROVAL FOR THE COMPANY TO PAY INTEREST ON OUTSTANDING CONVERTIBLE NOTES IN COMMON STOCK IN ACCORDANCE WITH SECTION 713(a) OF THE NYSE AMERICAN COMPANY GUIDE

Our common stock, par value $0.01 is currently listed on the NYSE American LLC. Section 713(a) of the NYSE American Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer's presently outstanding stock for less than the greater of book or market value of the stock.

As described in greater detail below, on September 10, 2019, the Company accepted subscriptions from various accredited investors for the purchase of senior secured convertible notes (the “Convertible Notes”) in a private placement. The Company’s obligations under the Convertible Notes are secured pursuant to a security agreement covering all assets of the Company. Based in part upon the representations of the investors set forth in the subscription agreements, the Convertible Notes and the underlying common stock were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as an issuance not involving a public offering.

Description of Convertible Notes

On September 10, 2019, the Company received binding commitments for a private placement of Convertible Notes for gross proceeds totaling $5.34 million. Each Convertible Note had an issue price of $975 per $1,000 face amount with a four year maturity. The Convertible Notes bear interest at a rate of 7.5% per annum, payable semi-annually in cash or common stock, at the election of the Company. The principal amount of the Convertible Notes will be convertible at a price of $1.00 per share of common stock of the Company. At any point after the second anniversary of the issuance of the Convertible Notes, the Company may force conversion if the share price remains above $1.75 for 20 consecutive trading days.

Pursuant to and in accordance with the terms and conditions set forth in the Convertible Notes, the Company may, at its option following written notice to each holder of the Convertible Notes pay interest accruing thereunder, in whole or in part, in shares of common stock of the Company.  The amount of common stock to be issued in payment of interest is based on the “Interest Conversion Price” meaning, that price which shall be the arithmetic average of the weighted average prices of the common stock on each trading day during the twenty (20) consecutive trading days immediately preceding the applicable interest date, multiplied by 95%.

While the number of shares of common stock issuable upon conversion of the Convertible Notes is less than the 20% threshold requiring stockholder approval pursuant to the rules of the NYSE American, if the Company does use common stock to pay interest in the Convertible Notes, it is likely that the 20% threshold will be exceeded. As a result, NYSE American Rule 713(a)(ii) requires that we obtain stockholder approval of the common stock that may be issued in payment of interest under the Convertible Notes. Accordingly, we seek your approval of Proposal No. 2 in order to satisfy the requirements of NYSE American Rule 713(a)(ii). If Proposal 2 is not approved by the stockholders, the Company will not be able to pay a portion of the interest under the Convertible Notes in common stock and may need to seek additional sources of cash to pay such interest.

The form of the Convertible Note was filed as Exhibit 4.1 to the Company’s Form 8-K filed on September 13, 2019. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Stockholder Approval

In order to become effective, the proposal enabling the Company, at its discretion, to pay interest on the outstanding Convertible Notes in common stock of the Company requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL FOR THE COMPANY TO PAY INTEREST ON OUTSTANDING CONVERTIBLE NOTES IN COMMON STOCK IN ACCORDANCE WITH SECTION 713(a) OF THE NYSE AMERICAN COMPANY GUIDE PROPOSAL NO. 3

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of seven directors. They are: Glen Van Treek, John W. Seaberg, Rudi Fronk, Dr. John Carden, Eliseo Gonzalez-Urien, Christopher Reynolds, and Pierre Pelletier.  The rules of the NYSE American require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs., Fronk, Gonzalez-Urien, Reynolds, and Pelletier are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American.  Mr. Reynolds is considered a “financial expert”.

During our last fiscal year, our Board met a total of eight times.   Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the board of directors of the Corporation or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose(s) may be called at any time only by or at the direction of (a) the board of directors of the Company, (b) the chairman of the board of directors or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available by telephone.

Board Leadership Structure

The Board of Directors until recently separated the roles of Executive Chairman of the Board and Chief Executive Officer. With the resignation of Mr. Seaberg as Executive Chairman on October 8, 2019, the Board appointed Rudi Fronk as the new non-Executive Chairman on October 11, 2019. Each year, our Corporate Governance and Nominating Committee assesses these roles and the board leadership structure to ensure the interests of Paramount and its stockholders are best served. Glen Van Treek continues to serve as our President and Chief Executive Officer.

Committees of the Board

The Board has five standing committees: an Audit Committee; a Compensation Committee; a Corporate Governance and Nominating Committee; an Independent Committee; and a Technical Committee.  A minimum of two directors serve on each committee. Current membership on the various committees is as follows:

•	Compensation Committee: Rudi Fronk (Chair), Eliseo Gonzalez-Urien and Dr. John Carden;
•	Corporate Governance and Nominating Committee: Dr. John Carden (Chair), Rudi Fronk, Christopher Reynolds, Eliseo Gonzalez-Urien, and Pierre Pelletier;
•	Audit Committee: Christopher Reynolds (Chair), Dr. John Carden, and Pierre Pelletier;
•	Independent Committee: John Carden (Chair) and Pierre Pelletier; and
•	Technical Committee: Pierre Pelletier (Chair), Rudi Fronk and Eliseo Gonzalez Urien.

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.  Our Audit Committee met four times during the last fiscal year.  Our Corporate Governance and Nominating Committee met twice during the fiscal year ended June 30, 2019. Our Compensation Committee did not meet in the fiscal year ended June 30, 2019. Our Independent Committee met once during the fiscal year ended June 30, 2019. Our Technical Committee met twice in the fiscal year ended June 30, 2019.

Copies of the charters for the Audit Committee, Corporate Governance and Nominating Committee, Technical Committee and the Compensation Committee are available on Paramount’s website located at www.paramountnevada.com.

The primary purpose of the Compensation Committee is to review, on an annual basis or as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The Corporate Governance and Nominating Committee is comprised of all the independent board members. The committee focuses on a wide array of responsibilities including, but not limited to the following: to determine criteria for selecting new directors; identify or seek out individuals qualified to become directors; consider nominations of director candidates validly made by stockholders; review and make recommendations to the Board concerning qualification, appointment and removal of committee members; review and make recommendations to the Board concerning any amendments to the Company’s corporate governance documents; and to review and make recommendations to the Board concerning corporate governance issues, issues of broad social significance and responsible conduct.

The primary purpose of the Independent Committee is to approve the terms and pricing of financings including associated documents.

The Technical Committee’s primary purpose is to meet with management on a regular basis to discuss areas of focus, processes and programs, including those related to project development.

The Compensation Committee

The Compensation Committee is comprised of three independent directors, currently consisting of Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•	evaluating the performance of and establishing compensation for Paramount’s President and Chief Executive Officer;
•	establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;
•	making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and
•	approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019.

Submitted by the Compensation Committee of the Board,

Rudi Fronk, Chair

Eliseo Gonzalez-Urien

John Carden

The Audit Committee

The Audit Committee currently consists of Messrs. Reynolds (Chair), Pelletier, and Dr. John Carden.  The Board has determined that each member of the Audit Committee is independent under NYSE American rules and Rule 10A-3 under the Exchange Act.  Each member of the Audit Committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Reynolds is the “audit committee financial expert” within the meaning of applicable SEC regulations.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications an independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•	acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;
•	appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;
•	pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and
•	acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.  In accordance with the rules of the NYSE American, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held four meetings in fiscal 2019. A copy of the charter is available on the Company’s website at www.paramountnevada.com by choosing the “Corporate” link then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the internal audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2019 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit

Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2019 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, MNP LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Respectfully submitted,
THE AUDIT COMMITTEE
Christopher Reynolds, Chairman
John Carden
Pierre Pelletier

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Carden (Chair), Messrs. Fronk, Gonzalez-Urien, Reynolds, and Pelletier.  All members of the Committee are independent directors.

The Corporate Governance and Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board and further assists the Board by regularly assessing and making recommendations to improve the Company’s governance practices.

The Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Committee, including director candidates submitted by Paramount’s stockholders.

The Corporate Governance and Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.  The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the Annual Meeting.

To date, our Corporate Governance and Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Corporate Governance and Nominating Committee considers a number of factors, including the following:

•	personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;
•	reputation in a particular field or area of expertise;
•	current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;
•	the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;
•

the skills and personality of the nominee and how the Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

•

the willingness to represent the best interests of all of Paramount’s stockholders and not just one particular constituency; and the diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

The INDEPENDENT Committee

The Independent Committee of the Board of Directors currently consists of two members, they are: Dr. Carden (Chair), and Mr. Pelletier.

The committee, on behalf of the Board is authorized to negotiate and approve the terms associated with offerings including all associated documents. The committee may authorize an officer to execute and deliver transaction documents that the committee deems such terms and provisions necessary or desirable.

In addition the Independent Committee is authorized to consider, and if deemed advisable, to approve the participation in the offering of any related party to the Company, including any officer, director or significant stockholder.

The TECHNICAL Committee

The Technical Committee of the Board of Directors currently consists of three members, they are: Messrs. Pelletier (Chair), Fronk and Gonzalez-Urien.

The committee, on behalf of the Board is to have periodic discussions with management related to the areas of focus related to process, programs, including environmental, social and those related to project development. The committee is to ensure that management is taking appropriate measures to achieve compliance with appropriate laws and legislation, and to ensure that principle risks and opportunities related to the area of focus are identified. The committee is to ensure that management has the proper resources allocated to address these risks and opportunities. The committee is to provide advice, counsel and recommendations to management as the committee deems appropriate.

Related Person Transaction Policies and Procedures

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the fiscal year ended June 30, 2019, independent directors as a group, were paid or accrued $60,000 for their services as directors of the Company’s Board.  During the year ended June 30, 2019, the Company recorded no non-cash transaction to recognize stock based compensation for directors versus the year ended June 30, 2018 in which the Company recorded an amount of $93,033.

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information as of October 10, 2019 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance under our 2015 Plan and Amended 2016 Plan.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,568,995	$1.50	600,000
Equity compensation plans not approved by security holders	—	$—	—
TOTAL	1,568,995		600,000

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for the fiscal year ended June 30, 2019, and the prior two fiscal years to the extent required under the SEC rules.

Summary Compensation Table

				Stock	Option	Non- Equity Incentive Plan	Change in Pension Value and Nonqualified Deferred Compensation	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards	Awards(1)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Glen Van Treek	2019	$200,000	—	$—	$—	$—	—	$—	$200,000
President and CEO	2018	$200,000	$ 20,000	$—	$27,419	$—	—	$—	$247,419
	2017	$200,000	$ 40,000	$—	$—	$—	—	$—	$240,000

Carlo Buffone	2019	$200,000	—	$—	$—	$—	—	$—	$200,000
Chief Financial Officer	2018	$200,000	$ 20,000	$—	$27,419	$—	—	$—	$247,419
	2017	$200,000	$ 40,000	$—	$—	$—	—	$—	$240,000

John W. Seaberg	2019	$200,000	—	$—	$—	$—	—	$—	$200,000
Executive Chairman	2018	$4,167(2)	—	$—	$132,495	$—	—	$—	$136,662

(1)

The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718.  The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on September 16, 2019.  As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

(2)	John W. Seaberg was appointed Executive Chairman of the Board on June 25, 2018 and resigned from that position on October 8, 2019. See the section entitled “Employment Agreements” below.

Narrative to Summary Compensation Table

Executive Employment Arrangements

On August 10, 2016, we amended the employment agreements with Mr. Van Treek and Mr. Buffone.  On October 17, 2018, we entered into an employment agreement with Mr. Seaberg. For a description of the terms and conditions of the employment agreements, please see the section entitled “Employment Agreements” below.

2018 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company.   The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities.

2018 Bonuses

In February, 2018, Mr. Van Treek and Mr. Buffone were each granted a performance based cash bonus in the amount of $20,000. These bonuses were paid during the fiscal year ended June 30, 2018.

Equity Based Compensation

On June 16, 2015, we adopted the 2015 Stock Incentive and Equity Compensation Plan (the “2015 Plan”).  On December 14, 2016, stockholders ratified the 2016 Stock Incentive and Equity Compensation Plan (the “2016 Plan”). An amendment to the 2016 Plan (the “Amendment” and together with the 2016 Plan, the “Amended 2016 Plan”), to increase the number of shares available under the plan, was adopted by the Board on October 17, 2019, and was approved by stockholders on December 12, 2019. The purpose of the 2015 Plan and the Amended 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Types of Awards

The 2015 Plan and the Amended 2016 Plan authorize a broad range of awards, including:

•stock options;

•stock appreciation rights (“SARs”);

•restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer; and

•other awards based on common stock.

On June 25, 2018, Mr. Seaberg was granted 150,000 stock options.

Employment Agreements

On August 10, 2016, we entered into amended employment agreements (collectively, the “Employment Agreements”) with Mr. Van Treek and Mr. Buffone. On October 17, 2018, we entered into an employment agreement with Mr. Seaberg, however, Mr. Seaberg resigned as Executive Chairman on October 9, 2019 and his Employment Agreement is terminated. The material terms of such agreements are summarized below:

Base Salary, Annual Bonus and Equity Compensation

The Employment Agreements provide Mr. Van Treek, Mr. Buffone and Mr. Seaberg with annual base salaries of $200,000 each.  Each executive is entitled to participate in the Company’s benefit plans, and paid vacation in accordance with Company policies.  The Employment Agreements also provide that each executive shall be granted cash performance bonuses and equity incentives on a periodic basis at the discretion of the Board of Directors.

Termination by the Company Other Than for Just Cause, Disability or Death and Termination by the Employee for Good Reason

The Employment Agreements for Mr. Van Treek and Mr. Buffone provide for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreement for Mr. Seaberg provides for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to one times the annual salary plus one times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

Good reason shall include, without limitation, the occurrence of the following: (a) a material change (other than those that are clearly consistent with a promotion) in the executive’s position or duties, responsibilities, title or office; (b) a reduction by the Company of the executive’s salary; (c) any material breach by the Company of any provision of the employment agreement.

Termination for Just Cause and Termination by the Executive Other Than Good Reason

The Employment Agreements provide if employment of the executive is terminated by the Company for just cause or is terminated by the executive other than for good reason, the Company shall pay to the executive any earned but unpaid annual salary and the Company shall have no further obligation to the executive.

Change of Control

The Employment Agreements for Mr. Van Treek and Mr. Buffone provide for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreement for Mr. Seaberg provides for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to one times the annual salary plus one times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreements also provide, immediately prior to the control change, the Company may pay an additional discretionary bonus to the executive.  The additional discretionary bonus may be any amount and shall be determined by the Board of Directors in their sole and absolute discretion.

Outstanding Equity Awards at Fiscal Year-End June 30, 2019

	Option Awards						Stock Awards
Equity
Incentive
Plan
									Equity	Awards:
				Equity					Incentive	Market or
				Incentive					Plan	Payout
				Plan					Awards:	Value of
				Awards:					Number of	Unearned
	Number of	Number of		Number of					Unearned	Shares,
	Securities	Securities		Securities			Number of	Market Value	Shares,	Units or
	Underlying	Underlying		Underlying			Shares or	of Share or	Units or	Other
	Unexercised	Unexercised		Unexercised	Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options	Options		Unearned	Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Vested	Vested	Not Vested	Vested
Glen Van Treek	275,000	—		—	$1.53	6/29/20	—	—	—	—
Glen Van Treek	—	36,998	(1)	—	$1.40	2/5/23	—	—	—	—
Carlo Buffone	275,000	—		—	$1.53	6/29/20	—	—	—	—
Carlo Buffone	—	36,997	(1)	—	$1.40	2/5/23	—	—	—	—
John Seaberg	150,000			—	$1.30	6/25/23	—	—	—	—

(1)

The stock option vests and becomes exercisable when one of the following conditions have been met: (i) The issuance of mining permits for the Grassy Mountain Project by the State of Oregon; or (ii) The Company entering into a transformative transaction on its Grassy Mountain or Sleeper projects as determined by the Board of Directors; or (iii) The Company's share price closing above $3.00 per share for 10 consecutive days.

DIRECTOR COMPENSATION

Cash Compensation

Each year, an independent director is eligible to receive a cash retainer of $10,000 for serving on our Board of Directors.  The chairpersons of the audit and technical committees each receive $5,000 cash retainer in addition to their director cash compensation.

Equity Compensation

Directors are eligible to receive equity compensation as determined by the Compensation Committee from the 2015 Plan and the Amended 2016 Plan. The purpose of the 2015 Plan and the Amended 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The following table provides information concerning compensation for our non-employee directors for fiscal 2019. Information about Mr. Van Treek’s and Mr. Seaberg’s compensation for fiscal 2019 is provided with that of the other NEO’s in the above Executive Compensation section and accompanying tables.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards (1) ($)	Non-equity incentive plan compensation	($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)
John Carden	$10,000	—		—		—	—	$10,000
Eliseo Gonzalez-Urien	$10,000	—		—		—	—	$10,000
Christopher Reynolds	$15,000	—		—		—	—	$15,000
Pierre Pelletier	$15,000	—		—		—	—	$15,000
Rudi Fronk	$10,000	—		—		—	—	$10,000

(1)

The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718.  The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on September 16, 2019.  As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Outstanding Equity Awards at Fiscal Year-End June 30, 2019

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
			Equity				Incentive		Market or
			Incentive				Plan		Payout
			Plan				Awards:		Value of
			Awards:				Number of		Unearned
	Number of	Number of	Number of					Unearned	Shares,
	Securities	Securities	Securities			Number of	Market Value	Shares,	Units or
	Underlying	Underlying	Underlying			Shares or	of Share or	Units or	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options	Options	Unearned	Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested	Not Vested	Vested
John Carden	50,000	—	—	$1.53	6/29/20	—	—	—	—
John Carden		20,000	(3) 20,000	$1.40	2/5/23	—	—	—	—
Eliseo Gonzalez-Urien	50,000	—	—	$1.53	6/29/20	—	—	—	—
Eliseo Gonzalez-Urien		20,000	(3) 20,000	$1.40	2/5/23	—	—	—	—
Christopher Reynolds	50,000	—	—	$1.53	6/29/20	—	—	—	—
Christopher Reynolds		20,000	(3) 20,000	$1.40	2/5/23	—	—	—	—
Pierre Pelletier	16,666	—	—	$2.12	9/13/21	—	—	—	—
Pierre Pelletier		16,667	(1) 16,667	$2.12	9/13/21	—	—	—	—
Pierre Pelletier		16,667	(2) 16,667	$2.12	9/13/21	—	—	—	—
Pierre Pelletier		20,000	(3) 20,000	$1.40	2/5/23	—	—	—	—

(1)	The stock option vests and becomes exercisable on September 13, 2017 and the Company’s share price closing above 35% of the exercise price for ten days (The ten days do not have to be consecutive).
(2)	The stock option vests and becomes exercisable on September 13, 2018 and the Company’s share price closing above 50% of the exercise price for ten days (The ten days do not have to be consecutive).
(3)

The stock option vests and becomes exercisable when one of the following conditions have been met: (i) The issuance of mining permits for the Grassy Mountain Project by the State of Oregon; or (ii) The Company entering into a transformative transaction on its Grassy Mountain or Sleeper projects as determined by the Board of Directors; or (iii) The Company's share price closing above $3.00 per share for 10 consecutive days.

CORPORATE GOVERNANCE

Directors’ Independence

Our Board currently consists of seven directors. They are: Rudi Fronk, Glen Van Treek, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier, and John W. Seaberg.  The rules of the NYSE American require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs. Fronk, Gonzalez-Urien, Pelletier, and Reynolds are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American.  Mr. Reynolds is considered a “financial expert.”

The Board’s Role in Succession Planning

Except as otherwise provided in the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors shall consist of at least three (3) individuals and not more than fifteen (15) individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided in, and in accordance with, the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders to remove directors, each as provided in the Articles of Incorporation or the the Amended and Restated Bylaws (the “Bylaws”).

Code of Conduct

The Board has adopted a Code of Ethics (the “Code”) that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountnevada.com.

Compensation Committee Interlocks and Insider Participation

Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden serve as members of our Compensation Committee. None of the members of the Compensation Committee is a current or former officer or employee of Paramount, nor did any Compensation Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: Corporate Secretary. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (December 12, 2018); provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to the attention of our Corporate Secretary by mail to Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 665 Anderson Street, Winnemucca, Nevada 89445 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2019 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

Directions to the ANNUAL Meeting

The Annual Meeting of Stockholders will be held at the Paramount Gold Nevada Corp. Oregon Office, 220 Morton Street East, Vale, Oregon, 97918 on December 11, 2019 at 11:00 AM Local time.

From Boise International Airport:

Head southeast on W Airport Way for (0.3 mi)

Continue straight onto S Vista Ave (0.1 mi)

Use the left 2 lanes to turn left onto the Interstate 84 W ramp to Nampa (0.4 mi)

Merge onto I-84 (56.5 mi)

Take exit 374 for OR-201 toward US-20/US-26/Weiser Vale (0.3 mi)

Turn right onto OR-201 S/State Hwy 201 (5.0 mi)

Turn right onto US-20 W/US-26 W (11.8 mi)

Turn right onto 13th St N (0.1 mi)

Turn right onto Morton St E - Destination will be on the left

Your vote matters - here’s how to vote!   You may vote online or by phone instead of mailing this card.   Votes submitted electronically must be   received by 11:59pm, EST, on   December 10, 2019   Online   Go to www.envisionreports.com/PZG   or scan the QR code — login details are located in the shaded bar below.   Phone   Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada   Save paper, time and money!   Sign up for electronic delivery at   Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.   www.envisionreports.com/PZG   2019 Annual Meeting Proxy Card      IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.      A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.   1. Election of Directors:   For Withhold For Withhold For Withhold   01 - GLEN VAN TREEK 02 - JOHN SEABERG 03 - RUDI FRONK      04 - CHRISTOPHER REYNOLDS 05 - JOHN CARDEN 06 - ELISEO GONZALEZ-URIEN      07 - PIERRE PELLETIER      For Against Abstain For Against Abstain   2. VOTE ON THE RATIFICATION OF MNP LLP AS OUR INDEPENDENT 3. VOTE TO APPROVE THE PAYMENT OF INTEREST PAYABLE   REGISTERED ACCOUNTANTS. ON OUTSTANDING CONVERTIBLE NOTES IN COMMON STOCK.                        B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.   Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.   Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.   034JKD

2019 Annual Meeting Admission Ticket   2019 Annual Meeting of Paramount Gold Nevada Corp. Shareholders   December 11, 2019, 11:00 a.m. Local Time   Paramount Gold Nevada Office 220 Morton St. East, Vale, Oregon   Upon arrival, please present this admission ticket and photo identification at the registration desk.                                       Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.    The material is available at: www.envisionreports.com/PZG         Small steps make an impact.   Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PZG      IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.      PARAMOUNT GOLD NEVADA CORP.      Notice of 2019 Annual Meeting of Shareholders   Proxy Solicited by Board of Directors for Annual Meeting — DECEMBER 11, 2019   Carlo Buffone or Glen Van Treek, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Paramount Gold Nevada Corp. to be held on DECEMBER 11, 2019 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 AND 3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)                     C Non-Voting Items   Change of Address — Please print new address below. Comments — Please print your comments below.